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                                                                  EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

Board of Directors
1st State Bank:


We consent to the inclusion of our report dated October 30, 1998, and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-1.


                                   /s/ KPMG Peat Marwick LLP
                                       KPMG Peat Marwick LLP


Greensboro, North Carolina
November 25, 1998